                                                                    Exhibit 99.3

     NEITHER THIS SECURITY NOR THE SECURITIES ISSUABLE UPON CONVERSION
     HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND
     EXCHANGE COMMISSION OR THE SECURITIES  COMMISSION OF ANY STATE OR
     UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THE SECURITIES ARE
     RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED
     EXCEPT AS  PERMITTED  UNDER THE ACT PURSUANT TO  REGISTRATION  OR
     EXEMPTION OR SAFE HARBOR THEREFROM.

No.                                                     US $250,000.00
     ----------------

                                WATER CHEF, INC.

                 CONVERTIBLE PROMISSORY NOTE DUE MARCH 16, 2006

THIS Note is a duly  authorized  issuance of $250,000.00 of WATER CHEF,  INC., a
Delaware  corporation and located at 1007 Glen Cove Avenue,  Suite 1, Glen Head,
New York 11545 (the "Company") designated as its Convertible Note (the "Note").

     FOR VALUE RECEIVED,  the Company promises to pay to SOUTHRIDGE PARTNERS LP, the registered  holder hereof (the  "Holder"),  the principal sum of two hundred fifty thousand and 00/100 Dollars (US $250,000.00), plus accrued interest in the amount of eight percent (8%) per year for all outstanding principal on March 16,
2006 (the "Maturity Date").  The principal plus accrued interest of this Note is payable  at the option of the Holder at any time  after the  Maturity  Date,  in shares of the  Company's  common stock,  par value of $0.001 per share  ("Common
Stock") as set forth below,  or in United  States  dollars,  at the address last appearing on the Note  Register of the Company as  designated  in writing by the
Holder. The Company will pay the outstanding principal amount of this Note, plus accrued  interest,  in cash on or before the  Maturity  Date,  less any  amounts required  by law to be  deducted,  to the  registered  holder of this Note.  The forwarding of such wire transfer shall constitute a payment  hereunder and shall satisfy and  discharge the liability for principal on this Note to the extent of the sum represented by such wire transfer plus any amounts so deducted.

     This Note is subject to the following additional provisions:

     1.   The  Note  is  issuable  in  denominations  of  Ten  Thousand  Dollars
(US$10,000) and integral multiples  thereof,  provided that the number of shares to be issued  upon  conversion  is a minimum of 3,000  (unless if at the time of election  to  convert  the  number  of  shares of  Common  Stock  issuable  upon conversion is less than 3,000).  The Note is exchangeable for an equal aggregate principal amount of Note of different authorized denominations,  as requested by the  Holder  surrendering  the same.  No  service  charge  will be made for such registration or transfer or exchange.

                                                                               1

     1.A  The  Company  shall have the right to redeem  this Note at any time by providing written notice to the Holder by making a cash payment to the Holder of the outstanding  principal amount of the Note multiplied by a premium  according to the following  schedule,  plus all accrued interest:  105% of the outstanding principal  amount if redeemed  within 120 days after the issuance date;  110% of the outstanding principal amount if redeemed between 121 days and 180 days after the issuance date; 112% of the outstanding  principal amount if redeemed between
181 days and 365 days after the issuance date; 115% of the outstanding principal amount if redeemed after 365 days after the issuance date. Written notice to the
Holder  shall  be  received  at  least 5  business  days  prior  to the  date of redemption payment ("Redemption Date"). If the redemption payment is not made on or before the Redemption Date, the redemption  notice shall be rendered null and void and the Holder  thereafter  shall have the right to convert  any portion of the outstanding principal of the Note.

     1.B  This Note is further  secured  pursuant to a Pledge  Agreement,  dated
November 16, 2005 between the Guarantor and the Holder whereby the Guarantor has guaranteed  this  Note  and  has  granted  to  Holder  a  security  interest  in
Collateral,  as  defined  therein,  to secure the  payment  of this  Note.  Such security  interest  may  be  perfected  by the  filing  of  the  applicable  UCC statements in the appropriate recording offices.

     2.   The Holder of this Note is  entitled  at any time  after the  Maturity
Date, at its option,  subject to the following  provisions,  to convert all or a portion of the principal  amount of this Note plus accrued  interest into shares of Common  Stock at a  conversion  price for each share of Common Stock equal to
the  Current  Market  Price   multiplied  by  eighty  five  percent  (85%)  (the
"Conversion  Price").  "Current Market Price" means the average of the three (3)
lowest closing bid prices for the Common Stock as reported by Bloomberg,  LP or, if not so reported, as reported on the over-the-counter market, for the ten (10)
trading  days  ending  on  the  trading  day  immediately  before  the  relevant
Conversion Date (as defined below).  The amount of shares issuable pursuant to a conversion  shall equal the principal amount (or portion thereof) of the Note to be converted, plus accrued interest, divided by the Conversion Price.

     Conversion  shall be effectuated by  surrendering  the Note to the Company, accompanied  by or preceded by facsimile or other delivery to the Company of the form of conversion  notice  attached hereto as Exhibit A, executed by the Holder evidencing such Holder's  intention to convert a specified  portion  hereof.  No fractional shares of Common Stock or scrip representing fractions of shares will be issued on conversion,  but the number of shares  issuable shall be rounded to the nearest  whole share.  The date on which notice of  conversion is given (the
"Conversion  Date")  shall be deemed to be the date on which the Holder faxes or otherwise delivers the conversion notice ("Notice of Conversion"), substantially in the form  annexed  hereto  as  Exhibit  A,  duly  executed,  to the  Company.
Facsimile  delivery of the Notice of Conversion shall be accepted by the Company at facsimile number  516-656-9095  ATTN:  PRESIDENT.  Certificates  representing
Common Stock upon  conversion  will be delivered  within five (5) business  days from the Conversion Date. ("Delivery Date").

                                                                               2

     The  Company  understands  that a delay in the  issuance  of the  Shares of
Common Stock beyond the Delivery Date (as defined in this Section)  could result in economic loss to the Holder. As compensation to the Holder for such loss, the
Company  agrees to pay late  payments to the Holder for late  issuance of Shares upon Conversion, unless the delay is due to causes beyond the reasonable control of the Company or the Transfer Agent, in accordance with the following  schedule
(where "No.  Business  Days Late" refers to the number of business days which is beyond three (3) business days after the Delivery Date):(1)

                                          Late Payment For Each $10,000
                                          of Note Principal or Interest
     No. Business Days Late               Amount Being Converted
     -----------------------------------------------------------

                          1               $100
                          2               $200
                          3               $300
                          4               $400
                          5               $500
                          6               $600
                          7               $700
                          8               $800
                          9               $900
                          10              $1,000
                          >10             $1,000 +$200 for each Business Day
                                          Late beyond 10 days

The Company shall pay any payments  incurred  under this Section in  immediately available funds upon demand as the Holder's remedy for such delay.  Furthermore, in addition to any other remedies  which may be available to the Holder,  in the event that the Company fails for any reason to effect delivery of such shares of
Common Stock by close of business on the Delivery  Date,  unless such failure is due to causes  beyond the Company's  reasonable  control or that of its Transfer
Agent,  the Holder will be entitled to revoke the relevant  Notice of Conversion by delivering a notice to such effect to the Company,  whereupon the Company and the Holder  shall each be restored  to their  respective  positions  immediately prior to delivery  of such  Notice of  Conversion;  provided,  however,  that an amount equal to any  payments  contemplated  by this Section  which have accrued through the date of such  revocation  notice  shall  remain due and owing to the
Converting Holder notwithstanding such revocation.

     If, by the relevant  Delivery Date, the Company fails,  unless such failure is due to causes beyond the Company's reasonable control or that of its Transfer
Agent,  for any reason to deliver the Shares to be issued upon conversion of the
Note and after such  Delivery  Date,  the Holder of the Note being  converted (a

                                                                               3

"Converting  Holder")  purchases,  in an arm's-length open market transaction or otherwise,  shares of Common  Stock  (the  "Covering  Shares")  in order to make delivery in satisfaction of a sale of Common Stock by the Converting Holder (the
"Sold Shares"),  which delivery such Converting Holder anticipated to make using the Shares to be issued upon such conversion (a "Buy-In"), the Converting Holder shall have the right, to require the Company to pay to the Converting Holder, in addition to and not in lieu of the amounts due hereunder (but in addition to all other amounts  contemplated in other  provisions of the Transaction  Agreements, and not in lieu of any such other  amounts),  the Buy-In  Adjustment  Amount (as defined  below).  The  "Buy-In  Adjustment  Amount" is the  amount  equal to the excess,  if any, of (x) the Converting  Holder's total purchase price (including brokerage commissions, if any) for the Covering Shares over (y) the net proceeds
(after brokerage commissions, if any) received by the Converting Holder from the sale of the Sold Shares.  The Company shall pay the Buy-In  Adjustment Amount to the  Company in  immediately  available  funds  immediately  upon  demand by the
Converting  Holder.  By  way  of  illustration  and  not  in  limitation  of the foregoing,  if the Converting  Holder  purchases shares of Common Stock having a total purchase price  (including  brokerage  commissions)  of $11,000 to cover a
Buy-In  with  respect  to  shares of Common  Stock it sold for net  proceeds  of
$10,000,  the Buy-In  Adjustment Amount which Company will be required to pay to the Converting Holder will be $1,000.

     In lieu of delivering physical  certificates  representing the Common Stock issuable upon conversion, provided the Company's Transfer Agent is participating in the  Depository  Trust Company  ("DTC") Fast  Automated  Securities  Transfer
program,  upon  request  of the Holder and its  compliance  with the  provisions contained in this paragraph, so long as the certificates therefore do not bear a legend and the Holder  thereof is not obligated to return such  certificate  for the  placement of a legend  thereon,  the Company  shall use its best efforts to cause its transfer  agent to  electronically  transmit the Common Stock issuable upon  conversion to the Holder by crediting the account of Holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission system.

     The  Holder  of the Note  shall be  entitled  to  exercise  its  conversion privilege with respect to the Note  notwithstanding the commencement of any case under 11 U.S.C. ss.101 ET SEQ. (the "Bankruptcy Code"). In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives, to the fullest extent  permitted,  any rights to relief it may have  under 11 U.S.C.  ss.362 in respect of such holder's conversion privilege. The Company hereby waives, to the fullest  extent  permitted,  any  rights to  relief it may have  under 11 U.S.C.
ss.362 in respect of the conversion of the Note.

     3.   The  Company  shall be  entitled  to  withhold  from all  payments  of principal of this Note any amounts  required to be withheld under the applicable provisions of the United States income tax laws or other  applicable laws at the time of such  payments,  and Holder  shall  execute  and  deliver  all  required documentation in connection therewith.

                                                                               4

     4.   This Note has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the  Securities Act of 1933, as amended (the "Act"),  and other  applicable state and foreign securities laws. In the event of any proposed transfer of this
Note,  the Company may  require,  prior to issuance of a new Note in the name of such other person, that it receive reasonable transfer  documentation  including legal  opinions  that the  issuance  of the Note in such other name does not and will  not  cause a  violation  of the Act or any  applicable  state  or  foreign securities laws. Prior to due presentment for transfer of this Note, the Company and any agent of the  Company  may treat the  person in whose  name this Note is duly  registered  on the  Company's  Note  Register as the owner  hereof for the purpose of  receiving  payment as herein  provided  and for all other  purposes, whether or not this Note be overdue,  and neither the Company nor any such agent shall be affected by notice to the contrary.

     5.   No provision of this Note shall alter or impair the  obligation of the
Company, which is absolute and unconditional,  to pay the principal of this Note at the time,  place, and rate, and in the coin or currency,  herein  prescribed.
This Note is a direct obligation of the Company.

     6.   [INTENTIONALLY OMITTED].

     7.   The Holder of the Note, by acceptance hereof, agrees that this Note is being  acquired  for  investment  and that such Holder  will not offer,  sell or otherwise  dispose  of this Note or the  shares of Common  Stock  issuable  upon conversion  thereof  except  under  circumstances  which  will not  result  in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

     8.   This Note shall be governed by and  construed in  accordance  with the laws of the State of New York. Each of the parties  consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state  courts of the State of New York sitting in the City of New York in connection  with any dispute  arising under this Note and hereby waives,  to the maximum extent permitted by law, any objection, including any objection based on
FORUM  NON  COVENIENS,   to  the  bringing  of  any  such   proceeding  in  such
jurisdictions. Each of the parties hereby waives the right to a trial by jury in connection with any dispute arising under this Note.

     9.   The following shall constitute an "Event of Default":

          a.   The  Company  shall  default  in the  payment  of  principal  and interest on this Note when due; or

          b.   Any of the  representations  or  warranties  made by the  Company
               herein,   in  any  certificate  or  financial  or  other  written
               statements  heretofore  or hereafter  furnished by the Company in connection  with the execution and delivery of this Note shall be false or misleading in any material respect at the time made; or

                                                                               5

          c.   The  Company  shall fail to perform or observe,  in any  material
               respect,  any  other  covenant,   term,   provision,   condition,
               agreement  or  obligation  of any  Note and  such  failure  shall continue  uncured for a period of thirty (30) days after  written notice from the Holder of such failure; or

          d.   The Company fails to authorize or to cause its Transfer  Agent to issue shares of Common  Stock upon  exercise by the Holder of the conversion  rights of the Holder in accordance  with the terms of this Note,  fails to transfer or to cause its  Transfer  Agent to transfer any certificate for shares of Common Stock issued to the
               Holder  upon  conversion  of this Note and when  required by this
               Note, and such transfer is otherwise  lawful,  or fails to remove any  restrictive  legend on any certificate or fails to cause its
               Transfer  Agent to remove such  restricted  legend,  in each case where such removal is lawful,  as and when required by this Note, the Agreement,  and any such failure shall  continue  uncured for ten (10) business days; or

          e.   The Company  shall (1) admit in writing its  inability to pay its debts  generally as they mature;  (2) make an assignment  for the benefit of creditors or commence proceedings for its dissolution;
               or (3) apply for or  consent  to the  appointment  of a  trustee, liquidator or receiver for its or for a  substantial  part of its property or business; or

          f.   A trustee,  liquidator  or receiver  shall be  appointed  for the
               Company or for a  substantial  part of its  property  or business without its consent and shall not be discharged within sixty (60)
               days after such appointment; or

          g.   Any governmental agency or any court of competent jurisdiction at the instance of any  governmental  agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed  within sixty
               (60) days thereafter; or

          h.   Any money  judgment,  writ or warrant of  attachment,  or similar process in excess of One Hundred Thousand  ($100,000)  Dollars in the  aggregate  shall be entered or filed  against the Company or any of its  properties  or other assets and shall remain  unpaid, unvacated,  unbonded or unstayed  for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

          i.   Bankruptcy, reorganization, insolvency or liquidation proceedings or other  proceedings  for relief under any bankruptcy law or any law for the relief of debtors  shall be  instituted by or against

                                                                               6

               the Company and, if instituted against the Company,  shall not be dismissed  within sixty (60) days after such  institution  or the
               Company shall by any action or answer  approve of, consent to, or
               acquiesce  in  any  such   proceedings   or  admit  the  material
               allegations  of, or default in answering a petition  filed in any such proceeding; or

          j.   The Company  shall have its Common  Stock  suspended  or delisted from an exchange or  over-the-counter  market from trading for in excess of five trading days.

Then, or at any time  thereafter,  and in each and every such case,  unless such
Event of Default  shall have been waived in writing by the Holder  (which waiver shall not be deemed to be a waiver of any  subsequent  default) at the option of the Holder and in the  Holder's  sole  discretion,  the Holder may  consider all obligations  under this Note immediately due and payable,  without  presentment, demand,  protest  or notice of any  kinds,  all of which  are  hereby  expressly waived,  anything  herein or in any note or other  instruments  contained to the contrary notwithstanding,  and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

     10.  The Holder may not  convert  this Note to the extent  such  conversion would result in the Holder,  together with any affiliate  thereof,  beneficially owning (as  determined in accordance  with Section 13(d) of the Exchange Act and the rules  promulgated  thereunder)  in excess of 4.999% of the then  issued and outstanding shares of Common Stock held by such Holder after application of this
Section.  Since the Holder  will not be  obligated  to report to the Company the number  of  shares  of  Common  Stock it may  hold at the  time of a  conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common  Stock in excess  of 4.999% of the then  outstanding  shares of Common
Stock without regard to any other shares which may be beneficially  owned by the
Holder  or an  affiliate  thereof,  the  Holder  shall  have the  authority  and obligation to determine  whether the restriction  contained in this Section will limit any  particular  conversion  hereunder  and to the extent  that the Holder
determines  that  the  limitation   contained  in  this  Section  applies,   the
determination  of which portion of the principal  amount of Note are convertible shall be the  responsibility  and  obligation  of the Holder.  If the Holder has delivered a Conversion  Notice for a principal  amount of Note that would result in the issuance of in excess of the permitted amount  hereunder,  without regard to any other shares that the Holder or its affiliates may beneficially  own, the
Company shall notify the Holder of this fact and shall honor the  conversion for the maximum  principal  amount permitted to be converted on such Conversion Date and, at the option of the Holder,  either retain any principal  amount  tendered
for  conversion  in  excess  of  the  permitted   amount  hereunder  for  future
conversions or return such excess principal amount to the Holder. The provisions of this  Section may be waived by a Holder (but only as to itself and not to any other  Holder)  upon not less than 65 days prior  notice to the  Company.  Other
Holders shall be unaffected by any such waiver.

                                                                               7

     11.  Nothing  contained in this Note shall be construed as conferring  upon the Holder the right to vote or to  receive  dividends  or to consent or receive notice as a shareholder in respect of any meeting of  shareholders or any rights whatsoever as a shareholder of the Company,  unless and to the extent  converted in accordance with the terms hereof.

     12.  All agreements  herein made are expressly  limited so that in no event whatsoever, whether by reason of advancement of proceeds hereof, acceleration of maturity of the unpaid  balance  hereof or  otherwise,  shall the amount paid or agreed to be paid to Holder for the use of the money  advanced or to be advanced hereunder  exceed the  maximum  rate of  interest  allowed  to be charged  under applicable law (the "Maximum Rate"), regardless of whether or not there has been an  acceleration  of the payment of principal as set forth herein.  If, from any circumstances  whatsoever,  the fulfillment of any provision of this Note or any other  agreement or instrument now or hereafter  evidencing,  securing or in any way relating to the  indebtedness  evidenced hereby shall involve the payment of interest in excess of the Maximum Rate,  then, IPSO FACTO, the obligation to pay interest  hereunder  shall  be  reduced  to the  Maximum  Rate;  and if from any circumstance whatsoever, Holder shall ever receive interest, the amount of which would exceed the amount collectible at the Maximum Rate, such amount as would be excessive  interest  shall be applied to the reduction of the principal  balance remaining  unpaid  hereunder and not to the payment of interest.  This provision shall  control  every  other  provision  in any and  all  other  agreements  and instruments  existing or hereafter  arising  between the Company and Holder with respect to the indebtedness evidenced hereby.

IN WITNESS  WHEREOF,  the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: November 16, 2005

                                  WATER CHEF, INC.

                                  By: /s/ David A. Conway
                                      --------------------------------------
                                        David A. Conway
                                  ------------------------------------------
                                  (Print Name)

                                   President and CEO
                                  ------------------------------------------
                                  Title:

ATTESTOR

By: /s/
    --------------------------

                                                                               8